UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
October 29, 2010
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 29, 2010, General Growth Properties, Inc. (“GGP”) issued a press release describing its results of operations for the three months ended September 30, 2010. A copy of the press release (included as pages 3-16 of the GGP supplemental information described in 7.01 below) is being furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 7.01 REGULATION FD DISCLOSURE.
On October 29, 2010, General Growth Properties, Inc. made available on its website, certain supplemental financial information (including the press release described in Item 2.02 above) regarding its operations for the three and nine months ended September 30, 2010 and 2009. A copy of such information is being furnished as Exhibit 99.1 to this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description
99.1	Certain supplemental financial information and press release titled “General Growth Properties, Inc. Reports Third Quarter 2010 Operating Results” dated October 29, 2010 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
/s/ Steven J. Douglas
Steven J. Douglas
Chief Financial Officer

Date: October 29, 2010

EXHIBIT INDEX

Exhibit
Number	Name
99.1	Certain supplemental financial information and press release titled “General Growth Properties, Inc. Reports Third Quarter 2010 Operating Results” dated October 29, 2010 (furnished herewith).